SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____ )

Filed by the Registrant:                    [X]
Filed by a Party other than the Registrant: [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                                SPIRE CORPORATION
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:_________

   (2) Aggregate number of securities to which transaction applies:____________

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________________________________________________________

   (4) Proposed maximum aggregate value of transaction:________________________

   (5) Total fee paid:_________________________________________________________

 [ ]   Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid: ___________________________________________

       (2)  Form, Schedule or Registration Statement No.: _____________________

       (3)  Filing Party: _____________________________________________________

       (4)  Date Filed: _______________________________________________________

                                SPIRE CORPORATION
                                ONE PATRIOTS PARK
                        BEDFORD, MASSACHUSETTS 01730-2396


                      NOTICE OF SPECIAL MEETING IN LIEU OF
                       2001 ANNUAL MEETING OF STOCKHOLDERS


       The Special Meeting in Lieu of 2001 Annual Meeting of Stockholders ("Meeting") of Spire Corporation ("Company") will be held at Spire Corporation, One Patriots Park, Bedford, Massachusetts, on Wednesday, June 6, 2001, at 10:00 a.m., to consider and act upon the following matters:

       1. To fix the number of directors at eight and to elect eight directors to serve for one year; and

       2. To transact such other business as may properly come before the Meeting.

       Stockholders owning Company shares at the close of business on April 9, 2001, are entitled to receive notice of and to vote at the Meeting.

       All stockholders are cordially invited to attend the Meeting.


                                           By Order of the Board of Directors



                                           Richard S. Gregorio, CLERK

April 24, 2001





================================================================================

       WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

================================================================================

                                SPIRE CORPORATION
                                ONE PATRIOTS PARK
                        BEDFORD, MASSACHUSETTS 01730-2396

                 PROXY STATEMENT FOR SPECIAL MEETING IN LIEU OF
                       2001 ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 6, 2001

       The Board of Directors of Spire Corporation is soliciting proxies for the Special Meeting in Lieu of 2001 Annual Meeting of Stockholders ("Meeting"). This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. The Meeting will be held on Wednesday, June 6, 2001. This Proxy Statement, proxy card and the 2000 Annual Report and Form 10-KSB are being mailed to the stockholders on or about April 24, 2001.


                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

       Spire Corporation's By-Laws provide for a minimum of three directors with the exact number to be voted on by the stockholders at the Meeting. The Board of Directors has recommended for this Meeting that the number of directors be fixed at eight and has nominated eight persons for election as directors as noted below. Each director will hold office until the next Annual Meeting of Stockholders and until his successor is duly elected by the stockholders.

       Unless otherwise instructed, the persons named in the proxy will vote to fix the number of directors at eight and to elect the eight nominees named below as directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than eight directors.

       Six of the nominees are currently directors. The following table sets forth the year each nominee was elected a director and the recent business experience of each nominee:

--------------------------------------------------------------------------------

MICHAEL T. ECKHART
DIRECTOR SINCE 1997

       Mr. Eckhart, age 52, is President of Solar International Management, Inc.
(SIM), and director of SIM's SolarBank Program, a planned capital fund for solar photovoltaic markets. From 1989 to 1996, he served as president of United Power Systems, an independent power development company. Mr. Eckhart is a member of the Institute of Electrical and Electronic Engineers, the American Solar Energy Society and the International Solar Energy Society. He holds a B.S. in Electrical Engineering from Purdue University and an M.B.A. from Harvard Business School.

--------------------------------------------------------------------------------

UDO HENSELER
DIRECTOR SINCE 1992

       Dr. Henseler, age 61, is the Chief Financial Officer and Senior Vice President of Isotag Technology, Inc., a development and manufacturer of covert identification products and analytical services. From 1996 to 2000, he was Vice President and Chief Financial Officer of Qualicon Corporation, a DuPont company, a developer and manufacturer of analytical instruments for testing of biologically derived products. Until February of 1996 he was Senior Vice President, Chief Financial Officer and a Director of Andrx Corporation, a biotechnology/ pharmaceutical company. He is the owner of MSI Management Services International, a financial and business advisory firm. Dr. Henseler holds a B.A. from the Academy of Commerce and Administration, Cologne, Germany, and M.A. and Ph.D. degrees from Claremont Graduate University. He is a Certified Public Accountant.

--------------------------------------------------------------------------------

DAVID R. LIPINSKI
NOMINEE FOR DIRECTOR

       Mr. Lipinski, age 49, is the Vice President for Corporate Development of Stratos Lightwave, Inc., a manufacturer of optoelectronic components and interconnection products used in optical communications and data networking. Prior to the initial public offering "carve-out" of Stratos Lightwave from Methode Electronics, Inc. in 2000, he was Executive Director for Corporate Development for Methode Electronics, a manufacturer of optical and electronic interconnection components, switches and controls used in communications, data networking, consumer electronics, automotive applications from 1996 to 2000. From 1995 to 1996, Mr. Lipinski was an independent consultant in corporate finance and from 1992 to 1995, he was Vice President, Corporate Development for Comarco, a provider of engineering and management services to government and a developer of test equipment for wireless telephony. He is a director of Optelecom, Inc., a manufacturer of voice, video and data communications modules. Mr. Lipinski is a registered Professional Engineer licensed in Illinois and a Chartered Financial Analyst. He holds a B.S. in Physics from the United States Naval Academy and an M.B.A. from the University of New Haven. Mr. Lipinski is a Captain in the U.S. Naval Reserve.

--------------------------------------------------------------------------------

ROGER G. LITTLE
DIRECTOR SINCE 1969

       Mr. Little, age 60, was the founder of Spire Corporation in 1969, and has been Chairman of the Board of Directors, Chief Executive Officer and President of the Company. He has served on many committees and advisory boards related to small business innovative research, the transfer and commercialization of technology, the worldwide growth of the photovoltaics industry, and the development of sound renewable energy policies. Mr. Little holds a B.A. in Physics from Colgate University and an M.Sc. in Physics from the Massachusetts Institute of Technology.

--------------------------------------------------------------------------------

GUY L. MAYER
NOMINEE FOR DIRECTOR

       Mr. Mayer, age 49, is currently Chairman of VisEn Medical, Inc., a private biotechnology company involved in optical imaging of enzyme activity. From 1998 to 2001, Mr. Mayer served as president and chief executive officer of Etex Corporation, a private biotechnology company based in Cambridge, Massachusetts. From 1984 to 1997, Mr. Mayer held a number of positions with Zimmer (division of Bristol-Myers Squibb). In 1996 and 1997, he was president of Global Products; from 1994 to 1996, president, Orthopedic Implant Division; from 1993 to 1994, president of Zimmer Japan; from 1990 to 1993 senior vice president, strategic planning and business development; from 1987 to 1990, managing director, Zimmer U.K., and from 1984 to 1987, he was president of Zimmer Canada. Mr. Mayer holds a B.A. from the University of Ottawa.

--------------------------------------------------------------------------------

ROGER W. REDMOND
DIRECTOR SINCE 1991

       Mr. Redmond, age 47, has since June 1999, been a managing director of Goldsmith, Agio, Helms and Company, a private investment banking firm specializing in representing sellers of private, public and closely held companies. Mr. Redmond is also on the Board of Directors of E. Mergent, Inc.
(EMRT). From November

1998 to May 1999, Mr. Redmond was the managing director, internet and software services sector analyst in the Equity Research Department of John G. Kinnard & Co., an investment banking firm. During most of 1998, he was President and Chief Executive Officer of Teletraining Systems, Inc., which trains and educates employees by means of database and video systems. From 1984 until 1997, Mr. Redmond was an officer and managing director of Piper Jaffray, Inc., an investment banking firm. He was designated a Chartered Financial Analyst in 1988. Mr. Redmond holds a B.S. in Chemistry from the University of Arizona and an M.B.A. in Finance from the University of Minnesota.

--------------------------------------------------------------------------------

JOHN A. TARELLO
DIRECTOR SINCE 1970

       Mr. Tarello, age 69, was from 1985 until November 1999 Senior Vice President, Treasurer and Chief Financial Officer of Analogic Corporation of Peabody, Massachusetts, a publicly held manufacturer of diagnostic and measurement instruments and medical, industrial, and other electronics equipment until his retirement in November 1999. Mr. Tarello has been a director of Analogic Corporation since 1979. Mr. Tarello attended Burdett College.

--------------------------------------------------------------------------------

ANTHONY G. VISCOGLIOSI
DIRECTOR SINCE DECEMBER 1999

       Mr. Viscogliosi, age 38, has since September 1999, been senior managing partner of Viscogliosi Brothers, LLC, a private venture capital, merchant banking, and investment banking firm dedicated exclusively to the musculoskeletal healthcare industry. From April 1998 to August 1999, Mr. Viscogliosi was Senior Vice President and Director of Medical Technology at Stifel, Nicolaus & Company. He held similar positions at Rodman & Renshaw, Inc. and First Albany Corporation. In addition, he held positions as a Director of Research and as an Associate Director of Research. Mr. Viscogliosi holds a B.S. from the University of Michigan.

--------------------------------------------------------------------------------

       The Board of Directors recommends a vote FOR fixing the number of directors at eight and for electing the eight nominees listed above.


                  INFORMATION CONCERNING THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES

       The Board of Directors of the Company held five meetings during 2000. Each director then serving attended 75% or more of such Board meetings and at least 75% of the meetings of the Committee(s) of which he is a member, if any. The table below describes the Board's committees.

--------------------------------------------------------------------------------
Committee Name &    Number of Meetings in
    Members                2000                    Principal Functions
--------------------------------------------------------------------------------

     Audit                  3             o   Review and recommend to the
   Committee                                  directors the independent auditors
                                              to be selected to audit the
   M. Eckhart                                 financial statements of the
   U. Henseler                                Company and its divisions and
   J. Tarello                                 subsidiaries.

                                          o   Meet with the independent auditors
                                              and financial management of the
                                              Company to review the scope of the
                                              proposed audit for the current
                                              year and the audit procedures to
                                              be utilized, and at the conclusion
                                              thereof review such audit,
                                              including any comments or
                                              recommendations of the independent
                                              auditors.

                                          o   Review with the independent
                                              auditors and financial and
                                              accounting personnel, the adequacy
                                              and effectiveness of the
                                              accounting and financial controls
                                              of the Company, and elicit any
                                              recommendations for the
                                              improvement of such internal
                                              control procedures or particular
                                              areas where new or more detailed
                                              controls or procedures are
                                              desirable.

                                          o   Review the financial statements
                                              contained in the annual report to
                                              shareholders with management and
                                              the independent auditors to
                                              determine that the independent
                                              auditors are satisfied with the
                                              disclosure and content of the
                                              financial statements to be
                                              presented to the shareholders.

                                          o   Provide sufficient opportunity for
                                              the independent auditors to meet
                                              with the members of the Audit
                                              Committee without members of
                                              management present.

                                          o   Review accounting and financial
                                              human resources and succession
                                              planning within the Company.

                                          o   Submit the minutes of all meetings
                                              of the Audit Committee to, or
                                              discuss the matters discussed at
                                              each committee meeting with the
                                              Board of Directors.

                                          o   Investigate any matter brought to
                                              its attention within the scope of
                                              its duties with the power to
                                              retain outside counsel for this
                                              purpose if, in its judgment, that
                                              is appropriate.


  Compensation              5             o   Make recommendations to the Board
   Committee                                  of Directors with respect to:
                                              -  executive compensation;
   R. Redmond                                 -  bonuses; and
   A. Viscogliosi                             -  employee benefit plans.

                                          o   Administer the Company's 1996
                                              Equity Incentive Plan.

--------------------------------------------------------------------------------

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely on review of the copies of such reports furnished to the Company or written or oral representations that no other reports were required, the Company believes that during 2000, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Mark C. Little, Vice President and General Manager, Spire Biomedical, made a late filing of a Form 4 covering a sale of the Company's Common Stock.

                             OWNERSHIP OF SECURITIES

       The following table below shows how the Company common stock is owned by the directors, executive officers named in the Summary Compensation Table under "Compensation of Officers and Directors" and owners of more than 5% of the Company's outstanding common stock as of February 28, 2001. Each person or entity maintains a mailing address c/o the Company, One Patriots Park, Bedford, Massachusetts 01730-2396.

                    AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
--------------------------------------------------------------------------------
                                         Number                      Percent of
                                        of Shares      Right to        Common
Name                                    Owned (1)     Acquire (2)   Stock (3)(4)
--------------------------------------------------------------------------------
Michael T. Eckhart                              0        12,500            *

Richard S. Gregorio                             0        16,000            *

Udo Henseler                                    0        10,000            *

Stephen J. Hogan                           17,000        36,250            *

Roger G. Little (5)                     2,481,691             0        37.1%

Roger G. Redmond                                0        10,000            *

John A. Tarello                            12,000        12,500            *

Anthony G. Viscogliosi                          0         2,500            *

Spire Corporation 401(k)
  Profit Sharing Plan (8)                 392,588           N/A         5.9%

Directors  and  Officers as a
  group (9 persons on February 28,
  2001 including those named above)     2,997,655       108,625        44.8%
_______________
*  Less than 1%

(1)   Includes shares for which the named person:
      o  has sole voting and investment power, or
      o has shared voting and investment power with his spouse, unless otherwise indicated in the footnotes.

      Excludes shares that may be acquired through stock option exercises.

(2) Shares that can be acquired through stock option exercises through April 29, 2001.

(3) Based on 6,685,824 shares of Common Stock outstanding as of February 28, 2001. Shares of Common Stock which an individual or group has a right to acquire within 60 days are deemed to be outstanding for purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person shown on the table.

(4) Beneficial stock ownership shown for employees excludes in all cases shares of Common Stock that may be held by the Spire Corporation 401 (k) Profit Sharing Plan on behalf of such employees.

(5) Includes 2,452,791 shares of Common Stock held in a trust of which Mr. Little is the primary beneficiary. Mr. Little is the Chairman of the Board of Directors, Chief Executive Officer and President of the Company.

(6) Trustees of the Plan, which was established in 1985, are Messrs. Little, Gregorio, and Tarello, each of whom disclaims beneficial ownership of shares held by the Plan. Messrs. Little, Gregorio and Tarello are respectively the Chairman of the Board of Directors, Chief Executive Officer and President; a Vice President, Chief Financial Officer, Treasurer and Clerk; and a Director of the Company.

--------------------------------------------------------------------------------

                               EXECUTIVE OFFICERS

       The following table provides information on the executive officers of the Company. All the executive officers have been elected to serve until the Board meeting following the next annual meeting of stockholders and until their successors have been elected and qualified.

--------------------------------------------------------------------------------

ROGER G. LITTLE
CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT

       Mr. Little, age 60, has an employment contract with the Company for a ten year term ending October 3, 2003, unless earlier terminated by either party as provided in the agreement.

--------------------------------------------------------------------------------

RICHARD S. GREGORIO
VICE PRESIDENT, CHIEF FINANCIAL OFFICER, TREASURER, PRINCIPAL ACCOUNTING OFFICER, AND CLERK

       Mr. Gregorio, age 45, joined the Company in 1977 and has served in a number of accounting and finance positions. He was named Principal Accounting Officer in 1983, Treasurer in 1989, Vice President and Chief Financial Officer in 1993 and Clerk in 1996.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STEPHEN J. HOGAN
EXECUTIVE VICE PRESIDENT AND GENERAL MANAGER, SPIRE SOLAR

       Mr. Hogan, age 48, joined the Company in 1984 as Manager, Process Development. He was named Sales Manager, Photovoltaic Equipment, in 1988, Manager, Engineering and Manufacturing in 1990, Director of Photovoltaic Business Development in March 1997, Vice President and General Manager, Photovoltaics, in November 1997, and Executive Vice President and General Manager, Spire Solar in November 2000.

--------------------------------------------------------------------------------

MARK C. LITTLE
VICE PRESIDENT AND GENERAL MANAGER, SPIRE BIOMEDICAL

       Mr. Little, age 39, joined the Company in 1994 as Medical Device Engineer. He was named Assistant General Manager, Spire Biomedical, in March 1999, General Manager, Spire Biomedical, in January 2000, and Vice President and General Manager, Spire Biomedical in November 2000. Prior to joining Spire, Mr. Little was an investment banker for Paine Webber and prior to that he held a similar position at J.W. Gant Clearing House. Mark Little is the son of Roger G. Little.

--------------------------------------------------------------------------------

                      OTHER TRANSACTIONS AND RELATIONSHIPS

       The Company subleases 74,000 square feet in a building from Millipore Company, which leases the building from a Trust of which Roger G. Little, Chief Executive Officer, is sole trustee and principal beneficiary. The Company believes that the terms of the sublease are commercially reasonable. The 1985 sublease originally was for a period of ten years, was extended for a five-year period expiring on November 30, 2000 and was further extended for a five-year period expiring on November 30, 2005. The agreement provides for minimum rental payments plus annual increases linked to the consumer price index. Total rent expense under this sublease was $698,000 in 2000. This amount does not include rent received by the Company for subleasing approximately 22,000 square feet of its 74,000 square feet to the purchaser of the Company's optoelectronics business.


                     COMPENSATION OF OFFICERS AND DIRECTORS

       This table describes the cash compensation paid to all the executive officers of the Company who were serving as executive officers on December 31, 2000 and whose total annual compensation exceeded $100,000 for the year ended December 31, 2000:

----------------------------------------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
                                                                             Long Term
                                   Annual Compensation                      Compensation
                       ---------------------------------------------------------------------
                                                                             Securities           All Other
                                                         Other Annual    Underlying Options     Compensation
            Name         Year     Salary     Bonus (1)   Compensation           (#)                  (2)
---------------------- ------- ------------ ---------- ---------------- -------------------- -------------------
---------------------- ------- ------------ ---------- ---------------- -------------------- -------------------

Richard S. Gregorio     2000     $120,000     $1,000          0                16,000              $6,792
                        1999      100,000          0          0                20,000               2,222
                        1998      120,000      6,016          0                 4,000               6,095

Stephen J. Hogan        2000     $125,000     $1,000          0                35,000              $5,845
                        1999      110,000          0          0                20,000               1,051
                        1998      110,000      4,123          0                10,000               4,562

Roger G. Little         2000     $189,000     $1,000          0                     0              $8,748
                        1999      120,000          0          0                     0               3,363
                        1998      189,000      9,352          0                     0               7,116
----------------------------------------------------------------------------------------------------------------

______________

(1) In 1998, the Company paid certain executives performance based bonuses relating to the Company's preceding fiscal years.

(2) Includes premiums on term life insurance policies provided to all executive officers. Also included in the years 1998 and 2000 is the Company's matching portion of 401 (k) Plan contributions available to all employees paid in Company Common Stock, which vests according to a schedule. The matching 401 (k) Plan contributions are valued at the closing stock price on the last trading day of December in each year. During 1999 the Company temporarily suspended the 401 (k) Plan matching contributions.

--------------------------------------------------------------------------------
STOCK OPTIONS

       This table describes stock options granted during 2000 to the executive officers of the Company who were shown on the Summary Compensation Table (no options were granted to Roger Little):

---------------------------------------------------------------------------------------------------------------------------
                             2000 INDIVIDUAL GRANTS
                               Number of Securities    % of Total Options Granted     Exercise or
                                Underlying Options     To Employees in Fiscal Year     Base Price          Expiration
           Name                  Granted (#) (1)                                         ($/Share)            Date
--------------------------- -------------------------- ---------------------------- ----------------- ---------------------

Richard S. Gregorio                    16,000                      7.6%                  $2.50              4/11/10

Stephen J. Hogan                       35,000                     16.8%                  $2.50              4/11/10

(1) The options granted to Messrs. Gregorio and Hogan were granted in April 2000 under the Company's 1996 Equity Incentive Plan and expire ten years from the date of grant. Mr. Gregorio's option vests with respect to 4,000 shares in each of 2001, 2002, 2003 and 2004; and Mr. Hogan's option vests with respect to 8,750 shares in each of 2001, 2002, 2003 and 2004.

--------------------------------------------------------------------------------

      The following table provides information about option exercises in 2000 by Mr. Gregorio and the value of unexercised options held as of December 31, 2000 by Mr. Gregorio and Mr. Hogan (no options were held by Roger Little):

--------------------------------------------------------------------------------
                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                              Number of                     Number of Securities Underlying         Value of Unexercised
                                Shares         Value      Unexercised Options at Fiscal Year      In-the-Money Options at
                             Acquired on    Realized ($)   End (#) Exercisable/Unexercisable        Fiscal Year End ($)
           Name               Exercises                                                          Exercisable/Unexercisable
--------------------------- --------------- ------------- ------------------------------------ -------------------------------

Richard S. Gregorio             19,000           $56,814            7,000 / 35,500                   $14,130 / $63,765

Stephen J. Hogan                     0                 0            22,500 / 57,500                  $38,775 / $93,975
--------------------------- --------------- ------------- ------------------------------------ -------------------------------

DIRECTORS' COMPENSATION

       Spire Corporation does not pay its directors who are also officers of the Company any additional compensation for services as directors. In 2000, the compensation for non-employee directors included the following:

       o  $6,000.00 per year payable in quarterly installments;

       o  $1,000.00 per Board meeting attended; and

       o Expenses associated with attending the Board and Committee meetings.

       Non-employee directors may participate in the 1996 Equity Incentive Plan. There were no stock options granted during 2000 to non-employee directors of the Company.


                             AUDIT COMMITTEE REPORT

COMPOSITION

       The Audit Committee of the Board of Directors is composed of three independent directors, as defined by Nasdaq rules, and operates under a written charter adopted by the Board of Directors, a copy which is attached as Appendix
A. The members of the Audit Committee are Michael T. Eckhart, Udo Henseler, and John A. Tarello.

RESPONSIBILITIES

       The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as Spire's independent accountants. Management is responsible for Spire's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of Spire's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to oversee these processes and Spire's internal controls.

REVIEW WITH MANAGEMENT AND INDEPENDENT ACCOUNTANTS

       In this context. the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that Spire's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

       Spire's independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent accountants, KPMG LLP, the firm's independence.

SUMMARY

       Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management, and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Spire's Annual Report on Form 10-KSB for the year ended December 31, 2000, as filed with the Securities and Exchange Commission.

       This report is submitted by the Audit Committee.

                               Michael T. Eckhart
                                  Udo Henseler
                                 John A. Tarello


                             AUDIT AND RELATED FEES

AUDIT FEES

       The aggregate fees billed by KPMG LLP for professional services for the audit of Spire's annual consolidated financial statements for 2000 and the review of the consolidated financial statements included in Spire's Quarterly Reports on Form 10-QSB for 2000 were $53,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

       There were no fees billed by KPMG LLP to Spire for financial information systems design and implementation for 2000.

ALL OTHER FEES

       The aggregate fees billed to Spire for all other services rendered by KPMG LLP for 2000 were $30,000.

       The Audit Committee has determined that the provision of services described above for (a) financial information systems and implementation fees, and (b) all other fees, is compatible with maintaining KPMG LLP's independence.


                              SELECTION OF AUDITORS

       The Board of Directors of Spire Corporation has selected KPMG LLP as the Company's independent public accountants for the current fiscal year. They have served as accountants for the Company since 1983. Representatives of KPMG LLP are expected to attend the Meeting in order to respond to questions from the stockholders and will have the opportunity to make a statement.


                        PROXIES AND VOTING AT THE MEETING

       Each signed and returned proxy will be voted in accordance with any instructions of the stockholder(s) executing the proxy. A proxy signed without instructions will be voted in accordance with the Board's recommendations. If a stockholder attends the Meeting and votes in person, his or her proxy will not be counted. A signed proxy may be revoked at any time before it is exercised, either in person or by giving written notice of revocation to the Clerk of the Company at the address on the first page of this Proxy Statement.

       Each share of Common Stock is entitled to one vote on all matters submitted to the stockholders for approval. No vote may be taken unless a quorum (I.E., a majority of the Common Stock issued, outstanding, and entitled to vote) is present at the Meeting in person or by proxy. The eight nominees for election as directors at the Meeting who receive the greatest number of votes properly cast for the election of officers shall be elected the directors of the Company. Unless otherwise required by law or the Company's Articles of Organization or By-Laws, approval of all other matters requires an affirmative vote of a majority of the shares of Common Stock represented at the Meeting. Broker non-votes are counted for purposes of determining the presence of a quorum, but are not counted for purposes of determining the result of any vote. Abstentions are counted in determining the presence of a quorum and, therefore, have the effect of a vote against a proposal (by raising the number of affirmative votes required to constitute a majority of the quorum).

       The Board has fixed April 9, 2001, as the record date for determining the stockholders entitled to vote at the Meeting. On that date there were 6,685,824 shares of Common Stock issued, outstanding, and entitled to vote. Each share is entitled to one vote.

                                  OTHER MATTERS

       The Board knows of no other matters which may come before the Meeting. If any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

       All costs of this solicitation, which is being made principally by mail, but which may be supplemented by telephone or personal contacts by the Company's directors, officers, and employees without additional compensation, will be borne by the Company. Brokers will be requested to forward proxy soliciting material to the beneficial owners of the stock held in such brokers' names, and the Company will reimburse them for their expenses incurred in complying with the Company's request.

       In the Company's filings with the SEC, information is sometimes "incorporated by reference". This means that the Company is referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.


                              STOCKHOLDER PROPOSALS

       In order to be considered for presentation at the 2002 Annual Meeting of Stockholders, and to be included in the proxy statement and form of proxy for that meeting, stockholder proposals must be received by the Company at its corporate offices in Bedford, Massachusetts, no later than December 6, 2001.


                                              By Order of the Board of Directors


                                              Richard S. Gregorio, CLERK

April 24, 2001

                      APPENDIX A - AUDIT COMMITTEE CHARTER

                        CHARTER OF THE AUDIT COMMITTEE OF
                   THE BOARD OF DIRECTORS OF SPIRE COPORATION

ORGANIZATION

       There shall be a committee of the Board of Directors to be known as the Audit Committee. Each member of the Audit Committee shall be a director who is independent of the management of the corporation and is free of any relationship that, in the option of the Board of Directors, would interfere with exercise of independent judgment as a committee member.

STATEMENT OF POLICY

       The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

RESPONSIBILITIES

       In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

       In carrying out these responsibilities, the Audit Committee will:

       o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

       o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

       o Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

       o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting procedures should be reviewed.

       o Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

       o Review accounting and financial human resources and succession planning within the company.

       o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with the Board of Directors.

       o Investigate any matter brought to its attention within the scope of its duties with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                SPIRE CORPORATION

    PROXY FOR SPECIAL MEETING IN LIEU OF 2001 ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 6, 2001

       The undersigned hereby appoints Roger G. Little and Richard S. Gregorio, and either one of them, proxies of the undersigned, with power of substitution, to act for and to vote all shares of Spire Corporation Common Stock owned by the undersigned, upon the matters set forth in the Notice of Meeting and related Proxy Statement at the Special Meeting in Lieu of 2001 Annual Meeting of Stockholders of Spire Corporation, to be held at Spire Corporation, One Patriots Park, Bedford, Massachusetts at 10:00 a.m. on Wednesday, June 6, 2001, and any adjournments thereof. The proxies, and any one of them, are further authorized to vote, in their discretion, upon such other business as may properly come before the Meeting, or adjournments thereof.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


--------------------------------------------------------------------------------


|X|        PLEASE MARK VOTES AS IN THIS EXAMPLE

        YOUR SHARES WILL BE VOTED FOR THE FOLLOWING PROPOSALS UNLESS OTHERWISE INDICATED.


1.   ELECTION OF DIRECTORS.

           |_|   FOR          |_|   WITHHELD

           FOR, except vote WITHHELD from the following nominee(s):

           ----------------------------------------------------

      To fix the number of directors at eight and to elect the following eight persons:
            Michael T. Eckhart
            Udo Henseler
            Roger G. Little
            David R. Lipinski
            Guy L. Mayer
            Roger W. Redmond
            John A. Tarello
            Anthony G. Viscogliosi.

                            |_|   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

SIGNATURE(S)_________________________________________ DATE ____________, 2001

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Fiduciaries and corporate officers should indicate their full titles.